EXHIBIT 10.228

              SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the Second Amendment Effective Date (hereinafter defined) is among: R&B FALCON CORPORATION, and the REQUIRED LENDERS under the hereinafter defined Credit Agreement.

                        R E C I T A L S

     A.    The  Borrower  and  the  Lenders (as  defined  in  the  Credit
Agreement hereafter defined) have entered into that certain Credit Agreement dated as of April 24, 1998 (as amended by First Amendment to Credit Agreement dated as of November 13, 1998, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein;

     B. The Borrower has requested approval of certain amendments to the Credit Agreement in order to, among other things, permit the Borrower to incur certain additional indebtedness;

     C. The Chase Manhattan Bank, in it capacity as Administrative Agent under the Credit Agreement, is resigning as Administrative Agent, effective as of the date hereof;

     D. The Required Lenders, as set forth below, shall select a successor Administrative Agent;

     E. The Borrower and the Lenders now desire to make certain amendments to the Credit Agreement to effectuate the foregoing.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. The following terms, defined in Section 1.01 of the Credit Agreement, are hereby amended as follows:

          (a) The term "Administrative Agent" is hereby amended to read in its entirety as follows:

               "Administrative Agent" means Paribas, in its capacity as administrative agent for the Lenders hereunder.

          (b) The chart contained in the definition of "Applicable Margin" is hereby amended to read in its entirety as follows:

                            ABR     Eurodollar            Facility Fee
   Index Debt Ratings:     Spread    Spread                   Rate
                           ------   Tranche A  Tranche B  ------------
                                      Loans      Loans
                                    ---------  ---------

     Category 1             0.0        0.45      1.075        0.175
     Category 2             0.0        0.55      1.175        0.200
     Category 3             0.0        0.65      1.275        0.225
     Category 4             0.0        0.75      1.375        0.250
     Category 5             0.0        1.00      1.625        0.250


          (c) The term "Commitment" is hereby amended to read in its entirety as follows:

               "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount that such Lender's Revolving Credit Exposure could be hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Commitment is set forth on
          Schedule 2.01 attached to and made a part of the Second Amendment, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $350,000,000. "Commitment", with respect to each Lender, shall equal the sum of its Tranche A Commitment and Tranche B Commitment, as set forth on Schedule 2.01 attached to the Second Amendment.

          (d) The term "Issuing Bank" is hereby amended to read in its entirety as follows:

               "Issuing Bank" means Paribas, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in
          Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          (e) The term "Maturity Date" is hereby amended to read in its entirety as follows:

               "Maturity Date" means January 24, 2002, or such later date as such date may be extended pursuant to
          Section 2.07(d).

          (f) The term "Permitted Encumbrances" is hereby amended by (i) deleting the word "and" at the end of clause (f) thereof, (ii) adding the word "and" at the end of clause (g) thereof, (iii) deleting the proviso at the end thereof, and (iv) adding the following clause "(h)":

               "(h) Liens securing the payment of all or any portion of the Indebtedness created hereunder; provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness other than the Indebtedness created hereunder."

          (g) The term "Permitted Investments" is hereby amended by adding the word "Paribas" after the "comma (,)" and before the word "any" found in the third line thereof.

          (h) The term "Permitted Project Debt" is hereby amended to read in its entirety as follows:

               "Permitted Project Debt" means Indebtedness (including, without limitation or duplication, the Guarantee of any such Indebtedness by the Borrower) incurred in connection with the construction of Deepwater Pathfinder, Deepwater Frontier, Drillship III and the semi-submersible rig RBS8M (formerly known as the RBS6), by the respective joint venture or Subsidiary owning such vessel, and all extensions, renewals and replacements of any such Indebtedness by the primary obligor thereof that do not increase the outstanding principal amount thereof; provided, however, that such Indebtedness shall not exceed $625,000,000 in the aggregate; and provided further, however, that all such Indebtedness relating to the rig RBS8M shall be nonrecourse upon the acceptance and delivery of such rig.

     3. Section 1.01 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

          "Drilling   Inc."   shall   mean   R&B   Falcon   Drilling
     (International & Deepwater) Inc., a Delaware corporation.

          "Notes Offering" means that certain $400,000,000 Notes Offering by the Borrower anticipated to close prior to January 15, 1999.

          "Notes Offering Closing Date" means the date the proceeds are received by the Borrower pursuant to the Notes Offering.

          "Second Amendment" means that certain Second Amendment to Credit Agreement dated as of the Second Amendment Effective Date, among the Borrower and the Required Lenders.

          "Second Amendment Effective Date" shall mean the day on which the last of the events set forth in Paragraph 15 of the Second Amendment as conditions shall have occurred.
          "Tranche A Commitment" means in the aggregate the first $100,000,000 principal amount of the Commitment.

          "Tranche   B  Commitment"  means  in  the  aggregate   the
     principal  amount of the Commitment in excess of the Tranche  A
     Commitment.

     4(a)  Pursuant to and subject to all of the provisions contained  in
Section 2.07 of the Credit Agreement, the Borrower hereby voluntarily reduces (and the Lenders hereby accept the reduction of) the aggregate amount of the Lenders' Commitments under the Credit Agreement to $350,000,000, such reduction to be made pro rata among the Lenders in accordance with their Commitment.

     (b) Section 2.07 of the Credit Agreement is hereby amended by adding thereto a new subsection, to be Subsection 2.07(e), to read in its entirety as follows:

          "(e) The aggregate amount of the Tranche B Commitments in effect on March 31, 2001, shall be reduced by an amount equal to $15,000,000, commencing March 31, 2001 and on the last day of each calendar quarter thereafter until the Maturity Date."

     5. Section 2.09 of the Credit Agreement is hereby amended by adding thereto two new subsections, to be Subsections 2.09(c) and 2.09(d), to read in their entirety as follows:

          "(c) If, following any reduction in the Tranche B Commitments pursuant to Section 2.07(e) hereof, the sum of the outstanding aggregate principal amount of the Loans attributable to the Tranche B Commitments exceed the then current Tranche B Commitments, the Borrower shall pay or prepay the amount of such excess amount together with accrued interest to the extent required by Section 2.11 and subject to the provisions of Section 2.14 for break funding payments."

          (d) All payments of principal and interest by Borrower shall be applied first in the reduction of Indebtedness incurred under the Tranche B Commitment."

     6. Section 6.01 of the Credit Agreement is hereby amended to add the following clause (h):

          "(h) additional Indebtedness of the Borrower not to exceed $600,000,000 at any time outstanding; provided, however (i) no such additional Indebtedness shall be senior to the Indebtedness created under this Agreement, (ii) not more than $400,000,000 of such additional Indebtedness shall be pari pasu with the Indebtedness created under the Tranche B Commitment, and (iii) no such additional Indebtedness shall have a maturity of less than four (4) years."

     7. Section 6.02(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(c) any Lien on the Deepwater Pathfinder, Deepwater Frontier, RBS8M and Drillship III and on the equity of the entity that owns such vessel to secure the respective Permitted Project Debt incurred to construct such vessel, and any related drilling or other contract to secure the respective Permitted Project Debt incurred in connection with the financing of such vessel;"

     8. Section 6.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 6.06. Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, and (d) Arcade Drilling A/S (a 74.4% owned Subsidiary of the Borrower) may make share capital reduction distributions pro rata to its shareholders (including the Borrower)."

     9. Section 6.10 of the Credit Agreement is hereby amended and supplemented by deleting the graph found therein and substituting therefor the following:


               Period                   EBITDA Leverage Ratio
               ------                   ---------------------
          9/1/98 through 12/31/99                3.75X
          1/1/00 through 12/31/00                3.25X
          1/1/01 and thereafter                  2.75X

     10. Notwithstanding the provisions of Section 6.12 of the Credit Agreement, the Borrower may amend, modify or supplement the Indenture in such manner as it deems appropriate to effectuate the Notes Offering.

     11. Article VI of the Credit Agreement is hereby amended by adding thereto the following three (3) new sections, to be Sections 6.13, 6.14 and 6.15, to read in their entirety as follows:

          "Section 6.13. Fundamental Changes With Respect to Drilling Inc. Notwithstanding anything to the contrary contained in Section 6.03 hereof, with respect to Drilling Inc. and its subsidiaries, neither Drilling Inc. nor any of its subsidiaries shall merge into or consolidate with any other Person, nor permit any Person to merge into or consolidate with it, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any subsidiary of Drilling Inc. may merge into Drilling Inc. in a transaction in which Drilling Inc. is the surviving corporation, and (ii) any subsidiary of Drilling Inc. may merge into any other subsidiary of Drilling Inc. in a transaction in which the surviving entity is a subsidiary of Drilling Inc."

          "Section 6.14. Investments, Loans, Advances, Guarantees and Acquisitions with Respect to Drilling Inc. Notwithstanding anything to the contrary contained in Section 6.04 hereof, with respect to Drilling Inc. and its subsidiaries, neither Drilling Inc. nor any of its subsidiaries shall Guarantee any obligations of any other Person, or purchase, hold or acquire any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) or make or permit any loans or advances to , or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, the following shall be permitted:

               (a) investments by Drilling Inc. or by any of its subsidiaries in the capital stock of Drilling
          Inc.'s subsidiaries;

               (b) loans or advances made by Drilling Inc. to any of its subsidiaries and made by any of Drilling
          Inc.'s subsidiaries to Drilling Inc. or any other subsidiary of Drilling Inc.; and

               (c) purchases and acquisitions on an arms-length basis in the ordinary course of business;

               (d)   guarantees of obligations of Drilling Inc.
          and its subsidiaries; and

               (e) other investments, loans and advances consistent with prior practices of the Borrower and its Subsidiaries reflected in the regularly maintained financial records of the Borrower and its Subsidiaries."

     "Section 6.15. Restricted Payments with Respect to Drilling Inc. Notwithstanding anything to the contrary contained in Section 6.06, with respect to Drilling Inc. and its subsidiaries, neither Drilling Inc. nor any of its subsidiaries shall declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except, if at the time thereof and immediately after giving effect thereto no Default shall occurred and be continuing (a) any subsidiary of Drilling Inc. may declare and pay dividends to Drilling Inc. or to another subsidiary of Drilling Inc., and (b) Drilling Inc. or any of its subsidiaries may declare and pay dividends consistent with prior practices of the Borrower and its Subsidiaries reflected in the regularly maintained financial records of the Borrower and its Subsidiaries.

     12. The Borrower and the Required Lenders hereby select and appoint Paribas as successor Administrative Agent for the Lenders under the Credit Agreement, as amended hereby, effective upon the resignation of The Chase Manhattan Bank as Administrative Agent, and Paribas hereby accepts such appointment and agrees to act as Administrative Agent for the Lenders under the Credit Agreement, as amended hereby, effective upon the resignation of The Chase Manhattan Bank, as Administrative Agent.

     13. Section 9.01 is hereby amended in its entirety to read as follows:

          "Section 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a)  if to the Borrower, to

               R&B Falcon Corporation
               901 Threadneedle
               Houston, Texas 77079

               Attention of Chief Financial Officer
               Telecopy No.:  (281) 496-0285;

          (b)  if to the Administrative Agent, to:

               Paribas
               1200 Smith Street, Suite 3100
               Houston, Texas 77002

               Attention:  Mr. Brian Malone
               Phone No.:  (713) 659-4811
               Telecopy No.:  (713) 659-6915

               with respect, Eurodollar Lending Office, to:

               Paribas
               _______________________
               _______________________

               Attention:  _______________
               Phone No.:  ______________
               Telecopy No.:  ____________

          (c)  if to the Issuing Bank, to:

               Paribas
               1200 Smith Street, Suite 3100
               Houston, Texas 77002

               Attention:  Ms. Cheryl Johnson
               Phone No.:  _______________
               Telecopy No.:  ____________; and

          (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     14. The Borrower hereby agrees to pledge, as security for all amounts owing in connection with the Tranche A Commitment, all of the issued and outstanding capital stock of Drilling Inc. pursuant to a security agreement, financing statements and stock powers, satisfactory to Paribas.

     15. In addition to all other applicable conditions precedent contained in the Credit Agreement, the obligation of the Lenders under this Amendment and to their agreement and consent to the matters set forth herein, shall be conditioned upon the following:

          (a) Paribas shall have received a copy of this Amendment, duly completed and executed by the Borrower and the Required Lenders;

          (b) Paribas shall have received a legal opinion of Leighton E. Moss, Esq., counsel to the Borrower with respect to this Amendment and the matters addressed herein, non-contravention and such other matters as Paribas reasonably request, all in form and substance satisfactory to Paribas;

          (c) The Notes Offering shall have been completed, and the net proceeds received by the Borrower from the Notes Offering shall be delivered to Paribas or the Administrative Agent, for the benefit of the Lenders, to be applied as a principal reduction of the Indebtedness created under the Credit Agreement, as amended hereby;

          (d) Paribas shall have received a Security Agreement (Stock) duly completed and executed by the Borrower, pledging all of the capital stock of Drilling Inc., as security for all amounts owing in connection with the Tranche A Commitment, together with an Assignment Separate from Stock Certificate duly executed in blank by the Borrower, the original stock certificate representing such capital stock and appropriate Uniform Commercial Code financing statement relating thereto.

          (e) Paribas shall have received such other information, documents or instruments as it or its counsel may reasonably request;

     16. All provisions of this Amendment except for Section 12 shall be deemed effective at 12:01 a.m. Houston, Texas time on the date that the conditions set forth in Section 15 have been met. The provisions of Paragraph 12 shall be effective upon the last to occur of (i) the resignation of The Chase Manhattan Bank as Administrative Agent and (ii) the execution of this Amendment by Borrower and the Required Lenders.

     17. Pursuant to Section 2.04(i) of the Credit Agreement, The Chase Manhattan Bank is hereby replaced as Issuing Bank by Paribas. This Paragraph 13 shall satisfy the written agreement and notification requirements of Section 2.04(i).

     18. The Borrower shall pay to each Lender which executes this Amendment and delivers its signature pages to Paribas or the Administrative Agent (or its counsel) on or before 2:00 p.m., Houston, Texas time, December 16, 1998, an amendment fee equal to 25 basis points on such Lender's then current Commitment (based upon $350,000,000 of total Commitments), which shall be due and payable on or before the third Business Day after the Notes Offering Closing Date.

     19. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     20. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article III of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date; provided, for purposes of this paragraph, Section 3.04(b) shall read:

          "(b) Except as disclosed in reports filed by the Company under the Securities Exchange Act of 1934, since December 31,
     1997, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its subsidiaries, taken as a whole."

     20. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

     21. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     NOTICE. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY AND THE NOTES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  [SIGNATURES BEGIN NEXT PAGE]


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:                     R&B FALCON CORPORATION


                              By:_____________________________
                                   Robert Fulton
                                   Executive Vice President


RESIGNING ADMINISTRATIVE      THE CHASE MANHATTAN BANK
AGENT AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


SYNDICATION AGENT             CREDIT SUISSE FIRST BOSTON
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:

SUCCESSOR ADMINISTRATIVE      PARIBAS
AGENT; DOCUMENTATION
AGENT AND LENDER:
                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


CO-SYNDICATION AGENT          CHRISTIANIA BANK OG KREDITKASSE ASA,
AND LENDER:                   NEW YORK BRANCH


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


MANAGING AGENT                THE BANK OF NOVA SCOTIA
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


MANAGING AGENT                BANK OF TOKYO-MITSUBISHI, LTD.
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:

MANAGING AGENT                WELLS FARGO BANK (TEXAS), N.A.
AND LENDER:

                              By:_____________________________
                              Name:
                              Title:


OTHER LENDERS:                BANK AUSTRIA AKTIENGESELLSCHAFT


                              By:_____________________________
                              Name:
                              Title:

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              BANK ONE, LOUISIANA, NA,
                                as successor to First National Bank
                                of Commerce


                              By:_____________________________
                              Name:
                              Title:


                              THE SUMITOMO BANK, LIMITED


                              By:_____________________________
                              Name:
                              Title:


                              SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK BRANCH


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:

                              ABN AMRO BANK N.V.


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              BANK  OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:_____________________________
                              Name:
                              Title:


                              DG BANK DEUTSCHE  GENOSSENSCHAFTSBANK,
                              CAYMAN ISLAND BRANCH

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              THE DAI-ICHI KANGYO BANK, LIMITED

                              By:_____________________________
                              Name:
                              Title:


                              THE FUJI BANK, LIMITED


                              By:_____________________________
                              Name:
                              Title:


                              KREDIETBANK N.V.

                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title:


                              NATEXIS BANQUE


                              By:_____________________________
                              Name:
                              Title:


                              By:_____________________________
                              Name:
                              Title: